UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2023
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305		45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis,	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On February 8, 2023, Post Holdings, Inc., a Missouri corporation (“Post”), and PCB Sub, LLC, a Delaware limited liability company and newly formed, wholly-owned, indirect subsidiary of Post (“PCB Sub”), entered into an asset purchase agreement (the “Purchase Agreement”) with The J. M. Smucker Company, an Ohio corporation (“Smucker”), pursuant to which Post, through PCB Sub, will acquire from Smucker certain assets related to Smucker’s pet food business, including brands such as Rachael Ray® Nutrish®, Nature’s Recipe®, 9Lives®, Kibbles ‘n Bits® and Gravy Train®, as well as private label pet food assets (the "Business"), for a purchase price of approximately $1.2 billion on a cash-free, debt-free basis, subject to an inventory adjustment as described in the Purchase Agreement (the “Transaction”). As part of the Transaction, Post, through PCB Sub, is acquiring manufacturing and distribution facilities located in Bloomsburg, Pennsylvania and manufacturing facilities located in Meadville, Pennsylvania and Lawrence, Kansas and will assume certain related liabilities of the Business. Under the Purchase Agreement, at closing, Post will pay $700 million in cash, subject to an inventory adjustment, and issue to Smucker 5,390,254 shares of Post common stock, $0.01 par value per share (the “Stock Consideration”). The Stock Consideration may be reduced by up to approximately 1,078,050 shares in the event of a significant shortfall in the Business' production of certain products of the acquired brands below a planned production amount prior to the Transaction closing.
The closing of the Transaction is subject to certain conditions, including (i) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any judgment or order that prevents the consummation of the Transaction, (iii) the accuracy of the representations and warranties of each party, subject to specific standards, (iv) the performance in all material respects by each party of its covenants and agreements under the Purchase Agreement, (v) for Post only, the absence of any continuing adverse facilities matter or any business material adverse effect (as each is defined in the Purchase Agreement) and (vi) for Smucker only, the absence of any parent material adverse effect (as defined in the Purchase Agreement) and approval for listing, on the New York Stock Exchange, of the shares of Post common stock comprising the Stock Consideration.
The Purchase Agreement contains customary representations and warranties. Smucker’s obligation to indemnify Post for breaches of representations and warranties is limited to breaches of specified representations and is subject to certain other restrictions and limitations. No other representations or warranties of either party will survive the closing of the Transaction. The Purchase Agreement also contains covenants customary for a transaction of the type contemplated by the Purchase Agreement, including Smucker’s obligation prior to the closing to conduct the Business in the ordinary course consistent with past practice in all material respects and to refrain from taking specified actions, subject to certain exceptions. Post also must refrain from taking specified actions prior to the closing, subject to certain exceptions. Under the Purchase Agreement, the parties also have agreed to indemnify each other for certain losses arising from breaches of pre-closing covenants, subject to certain limitations.
The Purchase Agreement contains certain termination provisions, including (i) by mutual agreement of the parties, (ii) by the non-breaching party upon material breach of the Purchase Agreement by the other party (subject to cure rights on the part of the breaching party and certain other conditions), (iii) by either party if the Transaction is not completed on or prior to November 7, 2023, subject to extension under certain circumstances up to a maximum of six (6) additional months, or if a governmental entity has issued an order or taken any other action permanently enjoining or otherwise prohibiting the Transaction and (iv) by Post, if an adverse facilities matter has occurred for 75 consecutive days and is continuing.
The parties have agreed to enter into related agreements ancillary to the Transaction that will become effective upon the consummation of the Transaction, including a registration rights agreement related to the Stock Consideration, transition services agreements and contract manufacturing agreements.
The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 hereto and incorporated herein by reference.
The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Purchase Agreement or their respective businesses. The Purchase Agreement contains representations and warranties that the parties to the Purchase Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Purchase Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and securityholders and (iii) were made only as of the date of the Purchase Agreement or as of such other date or dates as may be specified in the Purchase Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be reflected in Post’s public disclosures. Investors and securityholders are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time. Investors should read the Purchase Agreement together with the other information concerning Post or Smucker that each company publicly files in reports and statements with the United States Securities and Exchange Commission (the “SEC”).
Cautionary Statement Regarding Forward-Looking Statements
Certain matters discussed in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These forward-looking statements may be identified from the use of forward-looking terminology such as “believe,” “should,” “could,” “potential,” “continue,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “aim,” “intend,” “plan,” “forecast,” “target,” “is likely,” “will,” “can,” “may” or “would” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There is no assurance that the Transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. The risks and uncertainties in connection with such forward-looking statements related to the Transaction include, but are not limited to, the ability and timing to consummate the Transaction, including obtaining the required regulatory approvals and the satisfaction of other closing conditions to the Purchase Agreement; Post’s ability to promptly and effectively integrate the Business after the Transaction has closed, and Post’s ability to obtain expected cost savings and synergies of the Transaction; operating costs, customer loss and business disruption (including difficulties maintaining relationships with Business employees, customers or suppliers) that may be greater than expected following the consummation of the Transaction; and other risks and uncertainties described in Post’s filings with the SEC. Post cautions readers not to place undue reliance on any forward-looking statements. These forward-looking statements represent Post’s judgment as of the date of this report, and Post undertakes no obligation to update or revise them unless otherwise required by law.
Item 3.02 Unregistered Sales of Equity Securities.
The information with respect to the issuance of Post common stock set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02. The issuance of the Stock Consideration pursuant to the Purchase Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, based in part upon investment representations made by Smucker pursuant to the Purchase Agreement.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of February 8, 2023, by and among The J. M. Smucker Company, PCB Sub, LLC and Post Holdings, Inc.*

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)
* Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2023	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

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